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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): FEBRUARY 23, 2007


                              WSI Industries, Inc.
                           ---------------------------
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                           ---------------------------
                 (State Or Other Jurisdiction Of Incorporation)

              000-00619                                       41-0691607
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       (Commission File Number)                  (I.R.S. Employer Identification No.)


213 Chelsea Road
Monticello, MN                                  55362
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(Address Of Principal Executive Offices)        (Zip Code)


                                 (763) 295-9202
                           ---------------------------
               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Items under Sections 1 through 4 and 6 through 8 are not applicable and therefore omitted.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 23, 2007, the Compensation Committee of Board of Directors of WSI Industries, Inc. (the "Company") approved awards to the Company's executive officers, Michael J. Pudil and Paul D. Sheely, of restricted stock and non-qualified stock options with tandem stock appreciation rights for an identical number of shares. The awards were made under the Company's 2005 Stock Plan (the "Plan").

The shares of restricted stock are restricted for a period of three years and during such restriction period, the shares of restricted stock may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered or disposed of and also are subject to the risk of forfeiture. The restrictions and risk of forfeiture will lapse as to one-third of the restricted shares on each of the first three anniversaries of the date of grant.

Cash dividends paid prior to a lapse of restrictions on the restricted stock will be reinvested in additional shares of restricted stock except that all restrictions on such reinvested shares of restricted stock will lapse on the first date after such reinvested restricted shares are issued that restrictions on any restricted shares lapse. The restricted stock is otherwise subject to the Plan and the form of Restricted Stock Award Agreement attached hereto as Exhibit 10.1.

The stock options have an exercise price of the fair market value of the Company's common stock on the date of grant, vest on the 6 month, 18 month, and 30 month anniversaries of the date of grant, have a term of ten years and in other respects are subject to the terms and conditions of the Plan. The stock appreciation rights were granted for an identical number of shares in tandem with the options such that the stock appreciation rights will expire on exercise of the option and visa versa. The stock appreciation rights, if exercised, will be settled in shares of the Company's common stock. The stock options and tandem stock appreciation rights are otherwise subject to the Plan and the form of Non-Qualified Stock Option And Stock Appreciation Rights Agreement attached hereto as Exhibit 10.2.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.   Description
-----------   -----------------------------------------------------------------
10.1          Form of Restricted Stock Award Agreement adopted on February 23,
              2007

10.2 Form of Non-Qualified Stock Option And Stock Appreciation Rights Agreement adopted on February 23, 2007

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         WSI INDUSTRIES, INC.



                                         By:  /s/ Michael Pudil
                                              ---------------------------------
                                         Michael Pudil
                                         President and Chief Executive Officer


Date: March 1, 2007